UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2012

CROSS BORDER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52738	98-0555508
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

22610 US Highway 281 N., Suite 218, San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

(210) 226-6700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 23, 2012, the Audit Committee of Cross Border Resources, Inc., a Nevada corporation (the “Company”), became aware of certain misapplications of generally accepted accounting principles (“GAAP”) related to the financial statements and corresponding footnotes in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (the “Prior Reports”). Current management believes the Company misapplied the technical requirements of complex generally accepted accounting principles related to business combination accounting and valuation of acquired oil and gas assets in connection with its business combination with Pure Energy Group, Inc. Additionally, the Company has identified certain liabilities for capital expenditures and operating costs which management believes should be accrued at December 31, 2011 and March 31, 2012. Management believes the impact of the restatement primarily impacts the historical balance sheets included in the Prior Reports and is not expected to significantly impact the previously reported statements of operations.

The Audit Committee has discussed the matters disclosed in this Item 4.02 of the Current Report on Form 8-K with its independent registered public accountants. Accordingly, the financial statements and information reported in the Prior Reports, as well as any press releases or earnings announcements relating to financial statements for the periods included in the Prior Reports, should no longer be relied upon.

As a result of the foregoing, the Company has been unable to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. The Company anticipates filing amendments to the Prior Reports to correct the misapplications as soon as practicable and thereafter will file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 which will reflect these corrections.

Forward-Looking Statements

Forward-looking statements in this Current Report on Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the statements regarding potential errors in previously issued financial statements; the nature, magnitude and scope of potential errors and the Company’s investigation and analysis of such potential errors. These statements are just predictions reflecting management’s current judgment and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, additional actions resulting from the Company’s continuing internal review, as well as the review and audit by the Company’s independent auditors of restated financial statements, if any, and actions resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. The Company disclaims any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2012

CROSS BORDER RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chairman of the Board